SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1999


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

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


              California                                1-10709                              95-4300881
              ----------                                -------                              ----------
     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                           Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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
Item 5. Other Events

During the period of January 29, 1999 through  December  30,  1999,  PS Business
Parks, Inc. ("PSB" or the "Company"), through its consolidated partnerships, acquired nine commercial properties and two parcels of vacant land located in Northern Virginia, Northern California, Texas and Arizona for an aggregate cost of approximately $83 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The
Company obtained the funds to acquire the facilities from its existing cash balances, proceeds from the issuance of preferred stock and preferred units in its operating partnership in addition to the assumption of existing mortgage notes payable totaling $19,719,000.

The following table provides certain information concerning the facilities acquired:

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

                                                                                                             Net
        Name and                                       Date of                             Purchase        Rentable      Occupancy
        Location                   Seller            Acquisition     Property Type          Price           Sq. Ft.      at Closing
------------------------  ------------------------   -----------  -------------------   --------------   ------------   -----------
Lafayette
  Chantilly, Virginia     Taurus/Lafayette, L.L.C.     1/29/99    Industrial & Office   $ 4,850,000(1)      56,916          100%

Monroe II                 D+R Monroe Limited
  Herndon, Virginia       Partnership                  1/29/99          Office            5,789,000(2)      50,750          100%
                                                                                        --------------   ------------   -----------
                                                                                         10,639,000        107,666          100%


Dulles South              Sullyfield Circle
  Chantilly, VA           Limited Partnership          6/30/99          Office            3,697,000         38,502          100%

Sullyfield Circle         Sullyfield Circle
  Chantilly, VA           Limited Partnership          6/30/99    Industrial & Office     4,487,000         59,922           94%

Park East I & II          Galaxy Investment Assoc.
  Chantilly, VA           Limited Partnership III      6/30/99    Industrial & Office    13,199,000        114,942          100%

Park East III             Galaxy Land Associates
  Chantilly, VA           Limited Partnership III      6/30/99    Industrial & Office     8,681,000         83,300           90%
                                                                                        --------------   ------------    ----------
                                                                                         30,064,000(3)     296,666           96%


Northpointe               Metropolitan Life
  Sacramento, CA          Insurance Company            7/29/99    Industrial & Office    16,856,000(2)     211,017           91%


Westchase Corporate Park  Cave Creek/Westchase
  Houston, TX             Limited Partnership         12/30/99    Industrial & Office     9,519,000        176,977           95%

Phoenix Corporate Park    Cave Creek/Westchase
  Phoenix, AZ             Limited Partnership         12/30/99    Industrial & Office    13,037,000        199,581           95%
                                                                                        --------------   ------------   -----------
                                                                                         22,556,000(2)     376,558           95%


Vacant land (9.2 acres)   Lafayette Properties,
  Chantilly, VA           L.L.C                        1/29/99                            1,006,000(2)           -             -

Vacant land (6.4 acres)
  Herndon, VA             Nagoldpark L.P.              6/30/99                            1,969,000(2)           -             -
                                                                                        --------------   ------------   -----------

Totals                                                                                  $83,090,000        991,907           95%
                                                                                        ==============   ============   ===========


Notes to Table:
(1) Acquired for cash of $2,663,000 and the assumption of an existing mortgage note payable of approximately $2,187,000.
(2) Acquired for cash.
(3) Acquired for cash of $12,526,000 and the assumption of existing mortgage notes payable of approximately $17,532,000.

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

Item 7. Financial Statements and Exhibits

(a)(3) Financial Statements specified by Rule 3.14 of Regulation S-X
       -------------------------------------------------------------

It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(b) Pro Forma Consolidated Financial Statements
    -------------------------------------------

It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PS BUSINESS PARKS, INC.


Date:  January 7, 2000                                By: /s/ Jack Corrigan
                                                          -----------------
                                                              Jack Corrigan
                                 Vice President and Chief Financial Officer


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